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                                  EXHIBIT 10.1
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               FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


          THIS FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is made and entered into as of March __, 1996, and effective as of January 1, 1996 (the "Fourth Amendment"), by and between ACCUSTAFF INCORPORATED, a Florida corporation (the "Employer") and DEREK E. DEWAN, a resident of the State of Florida (the "Executive").

          WHEREAS, the Employer and the Executive entered into an Employment Agreement dated December 31, 1993, as amended by the First Amendment dated as of December 31, 1993 (the "First Amendment"), the Second Amendment dated as of August 24, 1995, and effective as of January 26, 1995 (the "Second Amendment") and the Third Amendment dated as of August 24, 1995 (the "Third Amendment") (such employment agreement, as amended by the First, Second and Third Amendments, is herein collectively referred to as the "Agreement");

          WHEREAS, in recognition of the Executive's outstanding performance and record of achievement to date as President and Chief Executive Officer of the Employer, the Employer wishes to extend the term of the Agreement for an additional year and to provide the Executive with an incentive to remain in the employ of the Employer for the full term, as extended hereby;

          NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants, and subject to the terms and conditions contained in this Fourth Amendment, the Employer and the Executive, intending to be legally bound, hereby agree as follows (unless otherwise indicated, all capitalized terms herein shall have the same meaning ascribed to them in the Agreement).

          1. RECITALS CORRECT.  The above recitals are true and correct and are
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by this reference incorporated in and made a part of this Fourth Amendment.

          2. INITIAL TERM; EMPLOYMENT PERIOD.  Paragraph 3 of the Agreement is
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hereby amended by deleting the year "2000" from the third line thereof (as added by the Third Amendment) and substituting the year "2001."

          3. BASE SALARY.  Paragraph 4.A. of the Agreement is hereby amended by
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deleting the amount "$250,000" from the first line thereof and substituting the amount "350,000."
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          4. AGREEMENT VALID.  Except as modified hereby, the Agreement shall
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remain valid and binding upon the Employer and the Executive.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of March __, 1996, effective as of January 1, 1996.

                                    ACCUSTAFF INCORPORATED


                                    By:   /s/ Delores P. Kesler
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                                    Name: Delores P. Kesler
                                    Title: Chairman



                                    /s/ Derek E. Dewan
                                    --------------------------
                                    DEREK E. DEWAN